SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement

         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement

         / /      Definitive Additional Materials

         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                           THE BETHLEHEM CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



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         (2)      Form, Schedule or Registration Statement no.:



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         (3)      Filing Party:



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         (4)      Date Filed:

                            THE BETHLEHEM CORPORATION
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2001
                                 ---------------

To the Shareholders of The Bethlehem Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Bethlehem Corporation, a Pennsylvania corporation (the "Company"), will be held on Wednesday, April 4, 2001 at 10:00 a.m. local time at the Company's offices, 25th & Lennox Streets, Easton, Pennsylvania, for the following purposes:

1. To elect seven directors, each to serve for a term of one year and until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify;

2. To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies discretion.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on February 13, 2001 as the record date (the "Record Date") for the Meeting. Only shareholders of record of the Company's common stock, no par value, on the Company's stock transfer books on the close of business on the Record Date are entitled to notice of and to vote at the Meeting.

                                            By Order of the Board of Directors

                                            HAROLD BOGATZ
                                            Secretary

March 9, 2001


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                            THE BETHLEHEM CORPORATION
                             25th and Lennox Streets
                           Easton, Pennsylvania 18045

                                 --------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  April 4, 2001
                                 ---------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders by the Board of Directors of The Bethlehem Corporation, a Pennsylvania corporation (the "Company"), in connection with the solicitation of the accompanying proxy (each a "Proxy" and collectively, the "Proxies") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held Wednesday, April 4, 2001 at 10:00 a.m. local time at the Company's offices at 25th & Lennox Streets, Easton, Pennsylvania or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is March 15, 2001.

                        RECORD DATE AND VOTING SECURITIES

         As of the close of business on February 13, 2001, the record date for the Meeting (the "Record Date"), there were 2,378,520 outstanding shares of the Company's common stock, no par value (the "Common Stock"). Except as indicated below, holders of Common Stock have one vote per share on each matter to be acted upon. Only holders of Common Stock (the "Shareholders") of record at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment thereof. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

         In the election of directors, each Shareholder shall have the right to multiply the number of votes to which he may be entitled by the total number of directors to be elected in the election of directors and he may cast the whole number of his votes for one candidate or he may distribute them among any two or more candidates. All other matters expected to be brought before the Meeting requires the affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the Meeting for approval.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted: (i) for the election as Directors of the seven persons who have been nominated by the Board of Directors; and (ii) on any other matter that may properly be brought before the Meeting in accordance with the judgement of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a Shareholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a Shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented before the Meeting, or if the Shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principles.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of February 13, 2001, information regarding ownership of the outstanding Common Stock of the Company by (i) all persons who are known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director and Named Executive Officer (as such term is hereinafter defined); and (iii) all directors and executive officers of the Company as a group:


                                                                                  Percentage of
Name and Address of Beneficial Owner*         Shares Owned Beneficially (1)     Outstanding Shares
-------------------------------------         -----------------------------     ------------------

Universal Process Equipment, Inc. ("UPE")             2,706,600(2)(3)                 62.2%
PO Box 338
Roosevelt, NJ  08555

Ronald H. Gale                                        2,779,100(4)(5)                 63.8%

Jan P. Gale                                           2,777,100(4)(5)                 61.2%

James L. Leuthe                                         339,124(4)(6)                 13.5%

Alan H. Silverstein                                     400,000 (7)                   14.4%

Salvatore J. Zizza                                      188,000(8)                     7.3%

B. Ord Houston                                            6,365(4)                     (9)

Harold Bogatz                                            10,000(10)                    (9)

James F. Lomma                                                -                        (9)

All directors and executive officers as a             3,579,921 (11)                   76%
group (9 persons)


* Unless otherwise noted the address of the Beneficial Owner is c/o the Company, 25th & Lennox Streets, Easton, Pennsylvania 18045.

(1) All persons identified as holding options are deemed to be beneficial owners of shares of Common Stock subject to such options by reason of their right to acquire such shares within 60 days after February 13, 2001.

(2)      Includes   1,975,000   shares   subject  to   options.   See   "Certain
         Relationships and Transactions."

(3)      Does not include shares owned by Ronald H. Gale and Jan P. Gale.

(4)      Includes 500 shares subject to options.

(5) Includes 2,706,600 shares beneficially owned by UPE, of which the individual is an officer, Director and principal stockholder.

(6) Of this total, 52,281 shares are owned by Nikki, Inc., a corporation of which Mr. Leuthe is an officer and director and the sole stockholder, 161,343 shares are owned by Mr. Leuthe and 125,500 shares are subject to options. This total does not include 640 shares owned by Mr. Leuthe's adult children as to which he disclaims beneficial ownership.

(7)      Consists of 400,000 shares subject to options.

(8)      Consists of 188,000 shares subject to options.

(9)      Less than 1.0%.

(10)     Consists of 10,000 shares subject to options.

(11)     Includes 2,750,000 shares subject to options


                       PROPOSAL I - ELECTION OF DIRECTORS

Nominees

         It is proposed that seven nominee directors, Harold Bogatz, James F. Lomma, Ronald H. Gale, Jan P. Gale, B. Ord Houston, James L. Leuthe, and Alan H. Silverstein (the "Nominees"), be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. Unless otherwise specified, all Proxies received will be voted in favor of the election of the Nominees as directors of the Company. All Nominees are currently directors of the Company.

         Each Nominee has consented to serve if elected. In the event that any of the Nominees should be unable to serve, the Proxies will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any of the Nominees named herein will be unable to serve. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority vote of the directors then in office, and each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         The following table sets forth information regarding the current ages, terms of office and business experience of the Nominees, including their positions with the Company:

                                                                                              Year First Became a
      Name                    Age                 Principal Occupation                             Director
------------------------      ---        ---------------------------------------------------  -------------------
Alan H. Silverstein            52        Chairman of the Board of Directors since December           1994
                                         1999; President and Chief Executive Officer of the
                                         Company since December 1995; President and Chief
                                         Operating Officer of the Company from February 1994
                                         to November 1995; from July 1992 to February 1994,
                                         President of Universal Industrial Gas, Inc., a
                                         rebuilder of industrial gas plants

James L. Leuthe                59        President, Midland Farms, Inc., since August of 1998;       1976
                                         Chairman of the Board of First Lehigh Corporation, a
                                         bank holding company, from 1982 to 1998; from 1977
                                         until 1995 held various positions with the Company,
                                         including most recently President and Chief Executive
                                         Officer

Jan P. Gale(1)                 46        Executive Vice President since 1978 of UPE, an              1991
                                         international supplier of complete process
                                         plants and equipment and  manufacturer of new
                                         equipment in the United States and Europe. UPE
                                         filed for bankruptcy under Chapter 11 of the
                                         United States Bankruptcy Code in October 2000.

Ronald H. Gale(1)              49        President and Chief Executive Officer of UPE since          1990
                                         1978

Harold Bogatz                  62        Vice President and General Counsel of UPE since 1987;       1995
                                         Secretary of the Company since 1996

James F. Lomma                 54        President, J.F. Lomma Inc. since 1975, a trucking,          1998
                                         rigging and export packaging firm located in South
                                         Kearney, N.J.  Mr. Lomma also serves as the Chairman
                                         of the Special Carrier & Rigging Association

B. Ord Houston                 87        Secretary of the Company from June 1983 to December         1976
                                         1995, otherwise retired for at least the last five
                                         years; held various positions with the Company from
                                         1966 until 1984, most recently as Executive Vice
                                         President


(1) Jan P. Gale and Ronald H. Gale are brothers.

Required Vote

         In voting for directors, each Shareholder is entitled to seven votes for each share of Common Stock held, one for each of seven directors to be elected. A Shareholder may cast his votes evenly for all Nominees or may cumulate his votes and cast them for one Nominee or distribute his votes among two or more Nominees. The seven persons receiving the highest number of votes cast in person or by proxy shall be elected to the Board of Directors. Brokers that do not receive instructions are entitled to vote on the election of directors. Abstentions from voting on the election of directors will have no effect, because they will not represent votes cast at the Meeting for the purpose of electing directors.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                    BOARD MEETINGS - COMMITTEES OF THE BOARD

         The Board of Directors held three meetings during the Fiscal year ended May 31, 2000 (the "2000 Fiscal Year"). From time to time the Board of Directors also acts by unanimous written consent. The Board of Directors has constituted an Audit Committee, a Compensation Committee, a Stock Option Committee and a Nominating Committee. No director of the Company attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held plus the total number of meetings held by all committees of the Board on which he served during the 2000 Fiscal Year.

         The Audit Committee consisted of Messrs. Leuthe, Houston and Lomma and is appointed annually by the Board of Directors to recommend the selection of independent auditors, to review the scope and results of the audit, to review the adequacy of the Company's accounting, financial and operating controls and to supervise special investigations. The Audit Committee met once during the 2000 Fiscal Year.

         The Compensation Committee currently consists of Messrs. Houston and R. Gale and is appointed annually by the Board of Directors to recommend to the Board of Directors remuneration arrangements for senior management and directors, the adoption of compensation plans in which officers and directors are eligible to participate and the granting of Options or other benefits under such plans. The Compensation Committee did not meet during the 2000 Fiscal Year.

         The Stock Option Committee currently consists of Messrs. Ronald H. Gale and B. Ord Houston and is appointed annually by the Board of Directors to determine the terms of the grant of stock option plans in which officers and directors are eligible to participate and the granting of Options or other benefits under such plans. The Stock Option Committee did not meet during the 2000 Fiscal Year.

         The Nominating Committee currently consists of Messrs. J. Gale, Silverstein and Bogatz, and is appointed annually by the Board of Directors to recommend to the Board of Directors nominees for election as directors. The Nominating Committee met once during the 2000 Fiscal Year.

                          EXECUTIVE COMPENSATION TABLE

         The following table summarizes compensation information for the Company's Chairman of the Board, President and Chief Executive Officer, whose compensation exceeded $100,000 for the Fiscal Year ended May 31, 2000. The table presents information with respect to compensation paid or accrued by the Company for services rendered during the Fiscal Years ended May 31, 1998, 1999 and 2000.

                           Summary Compensation Table

                                                  Fiscal Year Compensation            Long Term Compensation

Name and Principal                                                    Other Annual    Stock             All Other
Position                       Year         Salary          Bonus     Compensation    Option          Compensation
                                                                          (1)         Awards               (2)
------------------------------------------------------------------------------------------------------------------

Alan H. Silverstein            2000       $ 165,000      $ 102,316      $ 6,154          -          $   15,004
President and Chief            1999         154,789         88,243        6,154       100,000           12,134
Executive Officer              1998         140,441         83,570        7,295        50,000           11,865


(1) Represents lease and insurance payments by the Company with respect to use of an automobile.

(2)      Represents life insurance premiums paid by the Company


Option Grants in Last Fiscal Year

         There were no options granted during the Fiscal Year Ended May 31, 2000.

Aggregated Fiscal Year-End Options

         The following table sets forth certain information regarding unexercised stock options held by the Named Executive Officer as of May 31, 2000. No stock options were exercised by the Named Executive Officer during the 2000 Fiscal Year.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                Number of
                             Unexercised Options                         Value of Unexercised
                               at May 31, 2000               in-the-Money Options at May 31, 2000 ($)(1)
                           ----------------------------      -------------------------------------------

                                                                         Exercisable/
Name                       Exercisable/Unexercisable                     Unexercisable
----                       -------------------------                     -------------

Alan H. Silverstein              400,000/0                                    0/0

(1) On May 31, 2000 the last reported sale price of the Common Stock, as reported by the American Stock Exchange, was $0.8125 per share.

Compensation of Directors

         Directors are not compensated in general for their services as a director but are entitled to reimbursement of expenses incurred in connection with their attendance at meetings. In the past the Company has granted options to certain directors.

Employment Agreements

         Alan H. Silverstein, Chairman of the Board, President and Chief Executive Officer is employed by the Company pursuant to an agreement (the "Employment Agreement") dated February 1, 1994. The Employment Agreement provides for a five year term, with automatic renewal for successive terms of two years, subject to a mutual right, exercisable with 120 days prior to the expiration of any term, not to renew the Employment Agreement. The salary paid to Mr. Silverstein for the first year under the Employment Agreement was $110,000 and increased to $165,000 in the fifth year. The Employment Agreement was renewed for an additional two year period on February 1, 1999. The salary paid to Mr. Silverstein under the renewed Employment Agreement is $165,000. Mr. Silverstein is entitled to a quarterly bonus based on the defined earnings of the Company.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Ronald H. Gale and Jan P. Gale are Directors and Shareholders of the Company and are officers, directors and principal shareholders of UPE, a principal shareholder of the Company. UPE filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code in October 2000. UPE and/or Ronald H. Gale and/or Jan P. Gale are also majority shareholders or otherwise affiliated with other companies that engage in transactions with the Company. UPE and related entities have purchased process equipment manufactured by the Company and have utilized the Company's remanufacturing services. The approximate total revenues derived from sales to UPE and related parties was approximately $41,000 for the Fiscal year ended May 31, 2000 ("Fiscal 2000") and $40,000 for the Fiscal year ended May 31, 1999 ("Fiscal 1999").

         On March 26, 1996, the Board of Directors of the Company, subject to the approval of the Company's shareholders, granted an option to UPE to purchase 350,000 shares of the Common Stock at an exercise price of $1.8125 per share. Such option was issued in consideration for debt guarantees by UPE for various borrowings by the Company. This transaction was approved by the Company's Shareholders at the Annual Meeting of the Shareholders held on April 23, 1998. A financing charge of $43,000 related to these options was recognized in both Fiscal 2000 and Fiscal 1999. The value ascribed to these options is approximately $424,000, and the balance of $42,000 at May 31, 2000 will be amortized over the terms of the outstanding guarantees.

         On August 21, 1998, the Board of Directors of the Company authorized the issuance to UPE of 175,000 shares of Common Stock at an exercise price of $1.63, which represented the fair market value of the stock at the date of the grant. Such option was issued in consideration for guarantees by UPE of borrowings by the Company from PNC Bank National Association. The fair value ascribed to the options was $172,000. During Fiscal 2000 and Fiscal 1999, the Company recorded approximately $57,000 in financing charges. The balance of $58,000 will be amortized over the next year.

         From time to time in the ordinary course of business, UPE advances funds to the Company to enable the Company to meet certain temporary cash requirements. The interest on the advances is prime rate (Chase Bank, New York) plus 1%. In August 1996, UPE advanced $250,000 to the Company. UPE advanced an additional $250,000 to the Company in October 1996. As of November 30, 2000, $787,000 of these advances remains outstanding.

         In November 1993, the Company and the Harrisburg Authority settled a lawsuit for $1,300,000 based upon negotiations between the Company, UPE and the Harrisburg Authority. Under the terms of the settlement agreement, UPE agreed to serve as a guarantor and surety for the obligation. In addition, UPE agreed to pay up to $650,000 from the proceeds of the sale of certain of its machinery and equipment inventory and certain equipment co-owned by the Company and UPE. Pursuant to the settlement agreement and for services rendered at that time, the Company granted stock options to UPE. These options provide that at UPE's discretion, the Company will issue additional shares of common stock to UPE in exchange for payments, if any, made by UPE on behalf of the Company to Harrisburg under the settlement agreement instead of reimbursing UPE in cash. UPE may make payments (without prior approval of the Company) on the outstanding amounts due to Harrisburg and thereby be entitled to exercise its options or accept reimbursement for payments it advanced on behalf of the Company. Provided however, for any such payment made by UPE, the Company will not be obligated to issue more than 1,450,000 shares to UPE for such payments. The ratio of exchange shall be as follows: three (3) shares issued for each dollar in payment made by UPE, up to a total of 450,000 shares in exchange for a total of $150,000 in payments, and after such total of 450,000 shares has been reached, two (2) shares issued for each additional $1.50 in payment made by UPE up to a total of 1,000,000 additional shares in exchange for a total of $750,000 in additional payments. On May 19, 2000 the Company paid this obligation in full for cash of $445,000.

         In November 1999, the Company extended the contractual life of 1,450,000 options that were issued to UPE in 1993 for a debt guarantee. The options expire in May 2001 and no other modifications were made to the original grant. The Company recognized a non-cash charge of $225,000 for the effects of the change in the options' fair values arising from the modification.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees The Bethlehem Corporation financial reporting process on behalf of the Board of Directors. The Committee is composed of three Directors, all of whom are independent Directors in accordance with the rules and regulations of the American Stock Exchange. The Audit Committee met one time in Fiscal 2000, and operates under a written charter (Appendix I) adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including The Bethlehem Corporation systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management.

         The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of The Bethlehem Corporation internal controls, and the overall quality of The Bethlehem Corporation financial reporting. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

         In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the Fiscal year ended May 31, 2000 for filing with the Securities and Exchange Commission.

         With respect to the audit for the Fiscal year ended May 31, 2000, the Audit Committee (i) discussed with BDO Seidman, LLP the independence of BDO Seidman, LLP and (ii) did not review and discuss with BDO Seidman, LLP the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by statements on Auditing Standards 61 and 90.

                              INDEPENDENT AUDITORS

         The Board of Directors has not appointed independent auditors for the Fiscal year ending May 31, 2001.

         The Company's auditors for the Fiscal year ended May 31, 2000 were BDO Seidman, LLP. The Company annually reviews the selection of its independent auditors and no selection has been made for the current year.

         Fees billed to Company by BDO Seidman, LLP during Fiscal 2000:

         Audit Fees:

         Audit fees billed to the Company by BDO Seidman, LLP during the Company's 2000 Fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled approximately $75,000.

         Financial Information Systems Design and Implementation Fees:

         The Company (did not engage BDO Seidman, LLP) to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended May 31, 2000.

         All Other Fees:

         Fees billed to the  Company by BDO  Seidman,  LLP during the  Company's
2000 Fiscal year for all other non-audit services rendered to the Company totaled approximately $6,090.

                                  ANNUAL REPORT

         All Shareholders of record as of the Record Date are concurrently herewith being sent a copy of the Company's Annual Report for the 2000 Fiscal Year.

ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, FOR THE 2000 FISCAL YEAR (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO SHAREHOLDER INFORMATION, THE BETHLEHEM CORPORATION, 25TH AND LENNOX STREETS, EASTON, PENNSYLVANIA 18045.

                              SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Shareholders of the Company, Shareholder proposals for such meeting must be submitted to the Company no later than June 2, 2001.

         On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by September 15, 2001, the Company will be allowed to use its voting authority as outlined above.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgement.

                                           By Order of the Board of Directors,


                                           Harold Bogatz
                                           Secretary

March 9, 2001

                                                                      Appendix I

                            THE BETHLEHEM CORPORATION
                             AUDIT COMMITTEE CHARTER

         There shall be a committee of the Board of Directors (the "Board") of The Bethlehem Corporation (the "Company") to be known as the Audit Committee (the "Audit Committee" or the "Committee").

Composition

         The Audit Committee shall be comprised of at least two directors of the Board who are independent of the management of the Company and free of any relationship which in the opinion of the Board would interfere with their exercise of independent judgement as a Committee member. The members of the Audit Committee shall be selected by the Board, and each member shall serve until his or her successor has been selected by the Board.

Authority

         The Audit Committee is granted the authority to perform each of the specific duties enumerated in these guidelines. All employees of the Company are directed to cooperate when and as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Company's independent auditors and the Committee may communicate with each other at all times and the Committee chairman may call a meeting of the Committee whenever he or she deems it necessary.

Responsibilities

         The Audit Committee will assist the Board in fulfilling fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries. The Audit Committee shall periodically report to the board as to its activities and recommendations.

Meetings

         The Audit Committee will meet at least two times per year, and as many additional times as the Committee deems necessary.

Minutes

         Minutes of each meeting of the Audit Committee will be prepared and sent to all Committee members and may be submitted to all other members of the Board.

Specific Duties

         The Audit Committee will:

         1. Review with the Company's management and independent auditors the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

         2.      Be  familiar  with  and  review  the   appropriateness  of  the
                 accounting and reporting principles and practices applied by the Company in preparing its financial statements.

         3. Review and discuss the scope and general extent of the Company's independent auditors' audit examination. The auditors' fees will be discussed with the Company's management and annually submitted for Committee review and approval. The Committee's review should entail understanding the factors considered by the auditor in determining the audit scope.

         4. Review with the Company's management and auditors the extent of non-audit related services provided by the auditors, including but not limited to consulting services relating to information technology, tax issues, compensation matters and the magnitude of fees associated with such non-audit services to the extent that such fees might influence the independence of the auditors.

         5. Review with the Company's management and independent auditors, upon completion of their audit, annual and quarterly financial results prior to their release to the public. This review is to encompass:

                 o     The   Company's   annual    financial    statements   and
                       supplemental disclosures required by generally accepted accounting principles;

                 o     Significant   transactions  not  a  normal  part  of  the
                       Company's operations;

                 o Changes, if any, during the year in the Company's accounting principles or their application and whether any second opinions were sought on significant accounting or auditing issues;

                 o     Significant   adjustments  proposed  by  the  independent
                       auditors   (whether  recorded  or  not  recorded  by  the
                       Company); and

                 o     Report of the independent auditors.

         6. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information. Elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs. Inquire of the independent auditors whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report with respect to the Company's financial statements. Sufficient opportunity should be made available for the independent auditors to meet with the Audit Committee without the Company's management present.

         7. Discuss with the independent auditors the quality of the Company's financial and accounting personnel, any relevant recommendations which the independent auditors may have (including those in their "Management Letter", if any) and their assessment of the quality of the Company's internal financial controls.

         8. Discuss with the Company's management the scope and quality of internal auditing and financial reporting controls in effect.

         9. Review the terms of any future material transactions between the Company and related parties prior to submission of such transactions to the Board.

       10.       Apprise the Board, through minutes or special  presentations if
                 necessary,  of  significant   developments  in  the  course  of
                 performing the above duties.

       11.       Recommend   to  the  Board  any   appropriate   extensions   or
                 modifications in the duties of the Audit Committee.

       12. Recommend to the Board the retention or non-retention of the Company's independent auditors.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            THE BETHLEHEM CORPORATION

                     PROXY - ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 4, 2001

         The undersigned, a Shareholder of The Bethlehem Corporation, a Pennsylvania corporation (the "Company"), does hereby appoint Alan H. Silverstein and Harold Bogatz and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held Wednesday, April 4, 2001 at 10:00 a.m. local time at the Company's offices at 25th and Lennox Streets, Easton, Pennsylvania or at any adjournment thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.       ELECTION OF DIRECTORS

         To vote with respect to the election of Messrs. Harold Bogatz, James F. Lomma, Jan P. Gale, Ronald H. Gale, B. Ord Houston, James L. Leuthe and Alan Silverstein as directors.

FOR ALL                    WITHHOLD
NOMINEES                   AUTHORITY          CUMULATIVE VOTES FOR ONE OR MORE
LISTED ABOVE               FOR ALL                 NOMINEES AS FOLLOWS:
                           NOMINEES
----                       ----
                                                   Harold Bogatz       _________
INSTRUCTIONS: To withhold authority to vote for    James F. Lomma      _________
any individual nominee, write that                 Jan P. Gale         _________
Nominee's name on the line                         Ronald H. Gale      _________
provided below:                                    B. Ord Houston      _________
                                                   James L. Leuthe     _________
                                                   Alan Silverstein    _________

________________________________


2.       DISCRETIONARY AUTHORITY

         To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies discretion and in their discretion.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                      Please mark, date and sign exactly as your
                                      name  appears  on this  proxy  card.  When
                                      shares  are  held  jointly,  both  holders
                                      should  sign.  When  signing as  attorney,
                                      executor,   administrator,    trustee   or
                                      guardian,  please give your full title. If
                                      the   holder   is   a    corporation    or
                                      partnership,   the   full   corporate   or
                                      partnership name should be signed by a duly authorized officer.




                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature, if shares held jointly


                                       Dated _______________________, 2001


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